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                                                                      Exhibit 24

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

           Each of the undersigned officers and directors of Cardinal Health, Inc., an Ohio corporation (the "Company"), which proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 or other appropriate form under the Securities Act of 1933, as amended, with respect to merger of Arch Merger Corp. with and into Medicine Shoppe International, Inc. and the Common Shares of the Company issuable in connection therewith, hereby constitutes and appoints Robert D. Walter, George H. Bennett, Jr., and Brendan
A. Ford and each of them, severally, as his/her attorney-in-fact and agent, with full power of substitution and resubstitution, in his/her name and on his/her behalf, to sign in any and all capacities such Registration Statement and any and all amendments (including post-effective amendments) and exhibits thereto, and any and all applications and other documents relating thereto, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

           This Power of Attorney has been signed in the respective capacities and on the respective dates indicated below.


/s/ Robert D. Walter          /s/ Melburn G. Whitmire
-------------------           ---------------------------
ROBERT D. WALTER              MELBURN G. WHITMIRE
Chairman and Chief            Director
Executive Officer             October 5, 1995
October 5, 1995


/s/ John C. Kane              /s/ David Bearman
-------------------           ---------------------------
JOHN C. KANE                  DAVID BEARMAN
President, Chief              Executive Vice President
Operating Officer             and Chief Financial Officer
and Director                  October 5, 1995
October 5, 1995


/s/ George R. Manser          /s/ John B. McCoy
-------------------           ---------------------------
GEORGE R. MANSER              JOHN B. McCOY
Director                      Director
October 5, 1995               October 5, 1995

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/s/ Robert L. Gerbig             /s/ Jerry E. Robertson
-----------------------          ---------------------------
ROBERT L. GERBIG                 JERRY E. ROBERTSON
Director                         Director
October 5, 1995                  October 5, 1995


/s/ John F. Havens               /s/ L. Jack Van Fossen
-----------------------          ---------------------------
JOHN F. HAVENS                   L. JACK VAN FOSSEN
Director                         Director
October 5, 1995                  October 5, 1995


/s/ John F. Finn                 /s/ Regina E. Herzlinger
------------------------         ---------------------------
JOHN F. FINN                     REGINA E. HERZLINGER
Director                         Director
October 5, 1995                  October 6, 1995